Exhibit 99.1



                                                        Citizens Communications
                                                        3 High Ridge Park
                                                        Stamford, CT 06905
                                                        203.614.5600
                                                        Web site: www.czn.com
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FOR IMMEDIATE RELEASE

Contact:
Michael Bromley
Investor Relations
203.614.5218
mbromley@czn.com



         Citizens Communications To Release Second Quarter 2006 Results
                            And Host Conference Call


Stamford, Conn., July 11, 2006 -- Citizens Communications (NYSE: CZN) plans to release the company's second quarter 2006 results on Wednesday, August 2, 2006, before the market opens and to host a conference call that day at 9:00 a.m. eastern time.

The call will be Webcast and may be accessed at www.czn.net or https://cis.premconf.com/sc/scw.dll/usr?cid=vlllrzlclrnvlrnwc.

A replay of the call will be available from noon EDT. Wednesday August 2, 2006, through Friday, September 1, 2006, at the above Websites or via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 7434824.

About Citizens Communications:
More information about Citizens can be found at www.czn.net.



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